UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

Opteum Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On February 22, 2006, Opteum Inc. (the “Company”) prepared updated portfolio information as of February 17, 2006. A copy of this information is attached hereto as Exhibit 99.1.

The Company believes that certain statements in the information attached may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

This information furnished under this “Item 7.01 Regulation FD Disclosure,” including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 9.01.	EXHIBITS

(c)	Exhibit

The following exhibit is filed pursuant to Item 601 of Regulation S-K:

99.1 - Updated Portfolio Information of Opteum Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006	OPTEUM INC.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.

99.1	-	Updated Portfolio Information of Opteum Inc.

Exhibit 99.1
UNAUDITED as of 2/22/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,073,842,989	58.16%	55.48%
Hybrid Adjustable Rate Mortgage Backed Securities	728,843,996	20.44%	19.50%
Fixed Rate Mortgage Backed Securities	549,428,498	15.41%	14.70%
Fixed Rate Agency Debt	96,727,786	2.71%	2.59%
Fixed Rate CMO	70,067,967	1.96%	1.87%
Balloon Maturity Mortgage Backed Securities	47,223,309	1.32%	1.26%
Total: Mortgage Assets (2)	$3,566,134,545	100.00%

Total Cash and Net Short-Term Receivables	$107,071,755		2.86%
Cash out on Margin (Encumbered Cash)	-		0.00%
Long-Term Receivables From Opteum Financial Services LLC	65,000,000		1.74%
Total: All Assets	$3,738,206,300		100.00%

Note: The Value of Securities in the Box is $9,336,979

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 2/17/2006
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities(3)	4.61%	10.42%	1.79%	4.87	1-Apr-44	332
Hybrid Adjustable Rate Mortgage Backed Securities	4.32%	9.84%	1.72%	19.31	1-Nov-35	337
Fixed Rate Mortgage Backed Securities	6.91%	n/a	n/a	n/a	1-Feb-36	275
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	48
Fixed Rate CMO	5.58%	n/a	n/a	n/a	25-Jul-34	330
Balloon Maturity Mortgage Backed Securities	4.06%	n/a	n/a	n/a	1-Feb-11	47
Total: Mortgage Assets	4.90%	10.27%	1.77%	8.62	1-Apr-44	313

(3) 31.3% ($649.8 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,275,520,234	63.81%	Whole Pool	$2,176,625,554	61.04%
Freddie Mac	697,406,331	19.56%	Non Whole Pool	1,389,508,991	38.96%
Ginnie Mae	593,207,980	16.63%	Total Portfolio	$3,566,134,545	100.00%
Total Portfolio	$3,566,134,545	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	26.24%	32.17%
Hybrid Adjustable Rate Mortgage Backed Securities	16.82%	23.54%
Fixed Rate Mortgage Backed Securities	20.96%	26.00%
Fixed Rate Agency Debt	n/a	n/a
Fixed Rate CMO	17.36%	24.37%
Balloon Maturity Mortgage Backed Securities	16.71%	15.58%
Total: Mortgage Assets	22.79%	28.85%

On February 7, 2006 Prepayment Speeds were released for paydowns occurring in January 2006 (November - January for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.52
Weighted Average Current Price	$100.83
Modeled Effective Duration	1.233

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$41,207,709	1.99%	1.16%
Moving Treasury Average	59,368,641	2.86%	1.66%
Cost Of Funds Index	399,406,681	19.26%	11.20%
Six Month LIBOR	210,395,397	10.15%	5.90%
Six Month CD Rate	2,877,030	0.14%	0.08%
One Year LIBOR	409,223,222	19.73%	11.48%
Conventional One Year CMT	581,577,004	28.04%	16.31%
FHA and VA One Year CMT	363,094,211	17.51%	10.18%
Other	6,693,094	0.32%	0.19%
Total ARMs	$2,073,842,989	100.00%	58.16%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$318,101,010	43.64%	8.92%
19 - 24 Months to First Reset	131,473,261	18.04%	3.69%
25 - 36 Months to First Reset	51,030,472	7.00%	1.43%
37 - 48 Months to First Reset	0	0.00%	0.00%
Total	$500,604,743	68.68%	14.04%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$17,021,633	2.34%	0.48%
19 - 24 Months to First Reset	3,821,659	0.52%	0.10%
25 - 36 Months to First Reset	14,932,781	2.05%	0.42%
37 - 47 Months to First Reset	4,144,958	0.57%	0.12%
Total	$39,921,031	5.48%	1.12%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$167,074,229	22.92%	4.68%
25 - 36 Months to First Reset	21,243,993	2.92%	0.60%
Total	$188,318,222	25.84%	5.28%

Total Hybrid ARMs	$728,843,996	100.00%	20.44%

Balloons
< = 4.0 Years to Balloon Date	$36,179,124	76.61%	1.01%
4.01 - 5.0 Years to Balloon Date	11,044,185	23.39%	0.31%
5.01 - 5.5 Years to Balloon Date	0	0.00%	0.00%
Total Balloons	$47,223,309	100.00%	1.32%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
4.5yr Stated Final Maturity	$96,727,786	100.00%	2.71%
Total Fixed Rate Agency Debt	$96,727,786	100.00%	2.71%

Fixed Rate CMOs
Fixed Rate CMOs	$70,067,967	100.00%	1.96%
Total Fixed Rate CMOs	$70,067,967	100.00%	1.96%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$2,031,512	0.37%	0.06%
15yr $85,000 Maximum Loan Size	70,884,818	12.90%	1.98%
15yr $110,000 Maximum Loan Size	4,689,136	0.85%	0.13%
15yr 100% Investor Property	610,435	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	946,891	0.17%	0.03%
15yr 100% Alt-A	38,751,040	7.05%	1.09%
15yr Geography Specific (NY, FL, VT, TX)	1,818,235	0.33%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	25,605,844	4.66%	0.72%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	1,127,853	0.21%	0.03%
20yr 100% Alt-A	771,324	0.14%	0.02%
30yr $85,000 Maximum Loan Size	161,731,593	29.44%	4.54%
30yr $110,000 Maximum Loan Size	38,492,163	7.01%	1.08%
30yr 100% Investor Property	6,276,128	1.15%	0.18%
30yr 100% FNMA Expanded Approval Level 3	49,264,461	8.97%	1.38%
30yr 100% Alt-A	35,789,691	6.51%	1.00%
30yr Geography Specific (NY, FL, VT, TX)	4,528,275	0.82%	0.13%
30yr 100% GNMA Builder Buydown Program	5,431,751	0.99%	0.15%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	100,677,348	18.32%	2.82%
Total Fixed Rate Collateral	$549,428,498	100.00%	15.41%

Total (All Mortgage Assets)	$3,566,134,545		100.00%
Cash or Cash Receivables	107,071,755
Long-Term Receivables From OFS	65,000,000
Total Assets and Cash	$3,738,206,300

Total Forward Settling Purchases	$139,882,457

UNAUDITED Funding Information as of 2/22/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity
Deutsche Bank (1)	$950,737,006	101	11-Oct-06
Nomura	671,699,000	84	18-Sep-06
WAMU	383,501,000	22	13-Apr-06
Cantor Fitzgerald	346,402,000	43	25-Apr-06
Bear Stearns	236,335,000	97	7-Jul-06
UBS Securities	171,096,000	83	19-Oct-06
Goldman Sachs	141,917,000	48	1-May-06
Merrill Lynch	128,119,000	48	19-Apr-06
JP Morgan Secs	93,783,000	143	18-Jul-06
Morgan Stanley	72,606,455	67	27-Apr-06
Lehman Bros	62,643,000	39	28-Mar-06
Daiwa Secs	35,772,000	85	7-Jul-06
Countrywide Secs	22,930,000	38	27-Mar-06
RBS Greenwich Capital	1,503,000	45	3-Apr-06
Total	$3,319,043,461	76	19-Oct-06

Total Forward Settling Purchases Without Committed Repo Terms	139,882,457

Estimated Haircut (at 3%)	4,196,474
Estimated Forward Borrowings	135,685,983
Estimated Total Borrowings	$3,454,729,445

(1) Includes $507 Million floating rate repo obligations